AMENDMENT No. 3 TO AMENDED AND RESTATED SUPPLY AGREEMENT

THIS AMENDMENT No. 3 TO THE AMENDED AND RESTATED SUPPLY AGREEMENT (the "Third Amendment") is hereby made as of April 1, 2005 (the "Effective Date") by and between Plantex USA, Inc., a New Jersey corporation, with offices at 2 University Plaza, Suite 305, Hackensack, New Jersey 07601 ("Plantex") and Purepac Pharmaceutical Co. a Delaware corporation, with offices at 200 Elmora Avenue, Elizabeth, New Jersey 07207, ("Purepac"). Plantex and Purepac are sometimes together referred to herein as the "Parties" and separately as a "Party."

WHEREAS, Plantex and Purepac entered into a certain Amended and Restated Supply Agreement dated April 26, 2004, as amended to date (collectively, the "Supply Agreement"); and

WHEREAS, the Parties desire to enter into this Third Amendment to make certain modifications to the terms and conditions of the Supply Agreement in order to better reflect the current mutual intent and desire of the Parties.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth below, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Next API Notwithstanding anything contained in the Supply Agreement to the contrary, during the period commencing with the Effective Date through **** (the "Next Period"), Purepac shall purchase API only from Plantex (such exclusive purchase obligation shall be subject to the provisions of Section 2.3, with respect to any Next API that Plantex fails to ship in accordance with the terms of this Third Amendment) until such time that it purchases **** MT of API in accordance with Schedule 1 attached hereto (collectively, the "Next API"). In furtherance of the foregoing, during the Next Period the provisions of the second sentence of Section 5.5 (c) (which sentence begins with the word "Notwithstanding" and ends with the word "API") shall be of no force or effect.

2. Purchase of Next API Purepac shall provide Plantex with Purchase Orders for the Next API not later than **** for the Third Quarter and no later than **** for the 4th Quarter, requesting delivery of the Next API during the Next Period substantially in accordance with Schedule 1. Notwithstanding the provisions of Schedule 1 to the contrary, upon written notice provided by Purepac to Plantex on or before September 1, 2005, Purepac shall have the right to delay the shipment of all or a portion of the Next API to be shipped in the 4th quarter 2005 to no later than the 1st quarter 2006 (in such event the Next Period shall be extended through the date

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**** Indicates that material has been omitted pursuant to a request for confidential treatment and has been filed separately with the Securities and Exchange Commission.

of the last shipment of Next API in the 1st quarter 2006). The Final API Price for the Next API used for Finished Products sold after the Exclusivity Period shall be as set forth in Schedule 1, payable within sixty (60) days from the date of receipt of each such shipment by Purepac. In consideration of the other provisions of this Third Amendment, Plantex hereby retroactively adjusts the invoice price from **** for the **** of API purchased by Purepac between **** and ****, and shall issue a credit for the difference (aggregating ****).

3. Miscellaneous All capitalized terms used herein, unless otherwise defined herein, are defined in the Supply Agreement. Except as modified by this Third Amendment, all terms and conditions of the Supply Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed in multiple counterparts by its duly authorized representative, as of the date first set forth above.

PUREPAC PHARMACEUTICAL CO.

By: /s/ Douglas S. Boothe
Name: Douglas S. Boothe
Title: Vice President, General Manager - U.S. Generics

By: /s/ John W. LaRocca
Name: John W. LaRocca
Title: Vice President Law - USHP

PLANTEX USA, INC.

By: /s/ George Svokos
Name: George Svokos
Title: President

By: /s/ Cheryl Bohnel
Name: Cheryl Bohnel
Title: Director of Finance